SUPPLEMENT DATED JANUARY 28, 2020
TO PROSPECTUS DATED MAY 1, 2018- PRIME PLAN V
TO PROSPECTUS DATED MAY 1, 1998- PRIME PLAN IV
TO PROSPECTUSES DATED MAY 1, 1993- PRIME PLAN I, PRIME PLAN II, and PRIME PLAN III
TO PROSPECTUSES DATED APRIL 30, 1991- PRIME PLAN 7, PRIME PLAN INVESTOR, and DIRECTED LIFE 2
TO PROSPECTUSES DATED JANUARY 2, 1991- PRIME PLAN VI and DIRECTED LIFE

Issued through
Merrill Lynch Life Variable Life Separate Account II
By
Transamerica Life Insurance Company

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference.  Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective  February 9, 2021, based on changes to the underlying portfolio, the following name change will occur:

Current Name	New Name
BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage SMID Cap V.I. Fund

This name change will not result in any change in the investment objective, policies, or fees of the applicable Subaccount.

* * * * *

For additional information, you may contact us at the Service Center at (800) 354-5333 or write to:  Transamerica - Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS